UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2019

Commission File Number of issuing entity: 333-207127-01

Central Index Key Number of issuing entity: 0001685342

SMART ABS SERIES 2016-2US TRUST

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor and sponsor: 333-207127

Central Index Key Number of depositor and sponsor: 0001549785

MACQUARIE LEASING PTY LIMITED

(Exact name of depositor and sponsor as specified in its charter)

Australia	98-1073245
(State or Other Jurisdiction of Incorporation of issuing entity)	(I.R.S. Employer Identification No. of issuing entity)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia	Not Applicable
(Address of Principal Executive Offices of issuing entity)	(Zip Code)

+ 61 (2) 8232-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2019, the following material definitive agreement, which is filed as an exhibit hereto, was entered into: that certain Deed of Retirement and Appointment of Manager dated as of March 28, 2019 (the “Amending Deed”) among Macquarie Securities Management Pty Limited (the “Retiring Manager”), Macquarie Securitisation Limited (the “New Manager” and as successor to Macquarie Securities Management Pty Limited in its capacity as the existing manager, the “Manager”), Macquarie Leasing Pty Limited, Macquarie Bank Limited, Perpetual Trustee Company Limited, P.T. Limited, The Bank of New York Mellon and Australia and New Zealand Banking Group Limited.

Pursuant to the Amending Deed: (1) the Retiring Manager will retire as manager of the SMART ABS Series 2016-2US Trust (the “Series Trust”) and be released from all obligations of the Manager under all of the Transaction Documents (used herein as defined in Item 6.02 of this Form 8-K); and (2) the New Manager will be appointed as Manager of the Series Trust and assume all the rights and obligations of the Manager under all of the Transaction Documents.

The New Manager will be bound by, and obliged to comply with, the provisions of the Transaction Documents, in so far as those provisions purport to apply to the Manager, as if it was named therein as the Manager. The New Manager will have all the rights and powers of the Retiring Manager under the provisions of the Transaction Documents, insofar as those provisions purport to apply to the Manager, as if it was named therein as the Manager.

Item 6.02. Change of Servicer or Trustee.

Effective as of April 1, Macquarie Securitisation Limited an Australian public company with ABN 16 003 297 336 (the “New Manager”) will replace Macquarie Securities Management Pty Ltd. as Manager (the “Retiring Manager”) under the following transaction documents previously filed in connection with the SMART ABS Series 2016-2US Trust (the “Issuing Entity”) transaction (the “Transaction”) where the Retiring Manager acted as Manager or derives rights thereunder, including: (1) US$ Underwriting Agreement, dated October 6, 2016, among J.P. Morgan Securities LLC, individually and as representative of the several underwriters named therein, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, (2)

Conformed SMART ABS Trusts Master Trust Deed, dated March 11, 2002, between Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated February 27, 2007, September 29, 2008, October 13, 2009, February 24, 2012, September 25, 2012 and September 25, 2015, (3) Conformed SMART ABS Trusts Master Security Trust Deed, dated February 27, 2007, among P.T. Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated October 29, 2007, September 29, 2008, February 24, 2012, September 25, 2012 and September 25, 2015, (4) SMART ABS Series 2016-2US Trust General Security Deed, dated September 29, 2016, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, The Bank of New York Mellon and P.T. Limited, (5) SMART ABS Series 2016-2US Trust US$ Note Trust Deed (including US$ Note Terms and Conditions), dated September 29, 2016, among The Bank of New York Mellon, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, (6) SMART ABS Series 2016-2US Trust Series Supplement, dated September 29, 2016, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, Macquarie Bank Limited and Macquarie Leasing Pty Limited, (7) SMART ABS Series 2016-2US Trust Agency Agreement, dated September 29, 2016, among The Bank of New York Mellon, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, (8) SMART ABS Series 2016-2US Trust Currency Swap Agreement relating to the US$ Notes (including the Schedule and Credit Support Annex as defined in that agreement), dated as of dated September 29, 2016, among Australia and New Zealand Banking Group Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of each Confirmation relating to such agreement, to be effective on October 14, 2016, (9) SMART ABS Series 2016-2US Trust Fixed Rate Swap Agreement (including the Schedule and Credit Support Annex as defined in that agreement), dated September 29, 2016, among Macquarie Bank Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of the Confirmation relating to such agreement, to be effective on October 14, 2016, (10) SMART ABS Series 2016-2US Trust Regulation AB Compliance Agreement, dated September 29, 2016, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited, Macquarie Bank Limited, Australia and New Zealand Banking Group Limited and The Bank of New York Mellon and (11) SMART ABS Series 2016-2US Asset Representations Review Agreement, to be dated the Closing Date, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited and Clayton Fixed Income Services LLC (the foregoing documents listed as items (1) to (11) are referred to herein as the “Transaction Documents”). The Issuing Entity previously filed the Transaction Documents on Form 8-K with the Securities and Exchange Commission on October 11, 2016 and October 14, 2016.

The New Manager will assume all obligations of the Retiring Manager under the Transaction Documents. The duties, servicing responsibilities and practices of the New Manager will not be inconsistent with those of the Retiring Manager in any material respect. The information contemplated by Item 1108(c) and (d) of Regulation AB and previously provided with respect to the Retiring Manager will not change in any material respect as it pertains to the New Manager’s role as servicer under the Transaction Documents.

The New Manager has been involved in the origination, servicing and management of housing loans since 1990. The New Manager has acted as servicer in connection with residential mortgage loan securitizations with an aggregate initial principal balance of approximately A$55,000,000,000. The New Manager does not expect its servicing procedures for servicing assets of the type included in the Transaction to differ materially from the servicing procedures it has used in past securitization transactions.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Deed of Retirement and Appointment of Manager dated as of March 28, 2019, among Macquarie Securities Management Pty Limited, Macquarie Securitisation Limited, Macquarie Leasing Pty Limited, Macquarie Bank Limited, Perpetual Trustee Company Limited, P.T. Limited, The Bank of New York Mellon and Australia and New Zealand Banking Group Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED

By:	/s/ Jon Moodie
	Name:	Jon Moodie
	Title:	Managing Director

Date: April 3, 2019